FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT ("Agreement"), dated as of August 31, 2007, is entered into by and among MOVIE GALLERY, INC., a Delaware corporation ("Company"), and SOPRIS CAPITAL ADVISORS LLC, as the Majority Holder (as defined below).

                               RECITALS:

WHEREAS, the Company, the Guarantors party thereto and the Trustee have entered into that certain Indenture, dated as of April 27, 2005, relating to the 11% Senior Notes due 2012 (as has been amended, restated, supplemented or otherwise modified from time to time, the "Indenture");

WHEREAS, the Company has requested that the Holders of Notes agree to (i) forbear until the occurrence of a Termination Event from the exercise of rights or remedies available to them as a result of any Default and Event of Default that is currently existing or which may occur before the Termination Event and (ii) waive certain Defaults and Events of Default that may occur and are then existing in accordance with the terms of this Agreement; and

WHEREAS, the Majority Holder is willing to so waive and forbear and direct the Trustee to forbear upon the terms and conditions hereinafter set forth, provided that the Company complies with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in the Indenture and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.

(a)  The "Effective Date" of this Agreement shall be August 31, 2007.

(b)  "First Lien Credit Agreement" shall mean that certain First
Lien Credit and Guaranty Agreement, dated as of March 8, 2007, among the Company, the Guarantors party thereto, the Lenders party thereto, Goldman Sachs Credit Partners L.P., as Administrative Agent (in such capacity, "First Lien Administrative Agent") and Syndication Agent, and Wachovia Bank, National Association, as Collateral Agent (in such capacity, "First Lien Collateral Agent") and Documentation Agent (as has been amended, restated, supplemented or otherwise modified from time to time).

(c)  "First Lien Forbearance Agreement" shall mean that certain
Forbearance Agreement, dated as of July 20, 2007, among the Company, the Lenders party thereto, the First Lien Administrative Agent and the First Lien Collateral Agent (as has been, and may be further, amended, restated, supplemented or otherwise modified from time to time).

(d) "Forbearance Default" shall mean the failure of Company or any Guarantor to timely comply with any term, condition, or covenant set forth in this Agreement.

(e) "Forbearance Period" shall mean the period beginning on the Effective Date of this Agreement and ending on the earliest to occur of (the occurrence of clause (i), (ii), (iii) or (iv), a "Termination Event"): (i) September 30, 2007, (ii) a Bankruptcy Law Event of Default; (iii) the expiration of two (2) Business Days after the date on which the First Lien Forbearance Agreement has been terminated in accordance with its terms; or
(iv) the occurrence and continuation of a Forbearance Default.

(f) "Majority Holder" shall mean the Holder or Holders of a majority in principal amount of the Notes.

(g) Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Indenture.

SECTION 2.  Forbearance; Forbearance Default Rights and Remedies.

(a) As of the Effective Date, the Holder party hereto agrees that until the expiration or termination of the Forbearance Period, it will forbear, and hereby directs the Trustee to forbear, from exercising its and the Trustee's default-related rights and remedies against the Company and the Guarantors arising with respect to any Default and Event of Default that is currently existing or which may occur before the Termination Event.

(b) Any Forbearance Default shall constitute an immediate Event of Default under the Indenture.

(c) Commencing on the Effective Date and at all times thereafter until the occurrence of a Termination Event, to the extent that the Trustee or the Holders of at least twenty-five percent (25%) in principal amount of Outstanding Notes declares the unpaid principal of (and premium, if any) and accrued and unpaid interest on all of the Notes to be due and payable pursuant to Section 6.2(a) of the Indenture, the Holder party hereto hereby, without any further action on the part of any of the parties party hereto:

i) in satisfaction of the condition set forth in Section 6.2(b)(2) of the Indenture, waives any Default or Event of Default which at any time during such period may occur and be existing in accordance with Section 6.4 of the Indenture; and

ii) rescinds and cancels any declaration and its consequences as contemplated by Section 6.2(b) of the Indenture.

(d) Upon the occurrence of a Termination Event, the agreement of the Holder hereunder to waive and forbear, and direction to the Trustee to forbear, from exercising their default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind (provided, that, without limitation of this Section 2(c), the Holder party hereto agrees to give notice of such Termination Event to the Company (it being understood that the failure to give such notice will not prevent the occurrence of such Termination Event and that the Holder shall have no liability to the Company, any of its Subsidiaries or their respective affiliates for the failure to give such notice)), all of which Company and the Guarantors each waives. The Company and the Guarantors each agrees that the Holders and the Trustee may at any time thereafter proceed to exercise any and all of their rights and remedies pursuant to the Indenture and/or applicable law.

(e) Any agreement by the Holders of a majority in principal amount of the Notes to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of such Holders, the Company and the Guarantors.

(f) The Company and the Guarantors each acknowledges that the Holder party hereto has not made any assurances concerning any possibility of an extension of the Forbearance Period.

(g) The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that the Holders may be entitled to take or bring in order to enforce their rights and remedies against the Company or any Guarantor is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

SECTION 3.  Representations and Warranties.

(a) To induce the Majority Holder to execute and deliver this Agreement, each of the Company and the Guarantors represents and warrants that the execution, delivery and performance by each of Company and the Guarantors of this Agreement and all documents and instruments delivered in connection herewith and the Indenture have been duly authorized by Company's and each Guarantor's respective board of directors (or similar governing body), and this Agreement and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of the Company and the Guarantors enforceable against such parties in accordance with their respective terms, except as may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

(b)  Each Holder party hereto represents and warrants that it owns
(i) the percentage in principal amount of Notes as specified on its counterpart signature page and (ii) a sufficient percentage of principal amount of the Notes which, when added to the percentage of Notes owned by each other Holder party hereto, constitutes a majority in principal amount of all Outstanding Notes and, when taken together with all such other Notes, is sufficient for the purposes of obtaining control by the majority in principal amount as contemplated by the terms of the Indenture including Sections 6.4 and 6.5 thereof.

SECTION 4.  Ratification of Liability.

Each of the Company and the Guarantors, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties act as accommodation parties or guarantors, as the case may be, under the Indenture, hereby ratifies and reaffirms all of its payment and performance obligations under the Indenture. The Company and the Guarantors agrees and acknowledges that the Indenture remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Holders or Trustee, nor constitute a waiver of any provision of any of the Indenture nor constitute a novation of any of the Obligations under the Indenture.

SECTION 5.  Reference to and Effect Upon the Indenture.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Indenture, and all rights of the Holders and the Trustee and all of the Obligations, shall remain in full force and effect.

(b) From and after the Effective Date, the term "Indenture" in the Indenture shall mean the Indenture as amended by, among other things, this Agreement.

(c) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Indenture.

SECTION 6.  Governing Law; Consent to Jurisdiction and Venue.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY AND/OR ANY GUARANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY AND EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE COMPANY OR THE APPLICABLE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION
11.2 OF THE INDENTURE; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE COMPANY AND/OR THE APPLICABLE GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE EACH HOLDER PARTY HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY OR ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 7.  Construction.

This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of the Holder party hereto or its respective employees, counsel, or agents in the Indenture, such action shall be deemed to be exercisable by such Holder or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by the use of the words "if" and "may."

SECTION 8.  Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

SECTION 9.  Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 10.  Time of Essence.

Time is of the essence in the performance of each of the obligations of Company and the Guarantors hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 11.  Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 12.  Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Indenture.

SECTION 13.  Effectiveness.

This Agreement shall become effective on the Effective Date, provided that all of the following conditions precedent have been met (or waived):

(a) Agreement. The Holder party hereto shall have received duly executed signature pages for this Agreement signed by the Holder, the Company and the Guarantors.

(b) Representations and Warranties. The Company's representations and warranties contained herein shall be true and correct.

SECTION 14.  Waivers by Company and the Guarantors.

(a)  Waiver of Jury Trial Right and Other Matters.  THE COMPANY
AND EACH OF THE GUARANTORS EACH HEREBY WAIVES (i) THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE INDENTURE OR THE OBLIGATIONS; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS; AND (iii) NOTICE OF ACCEPTANCE HEREOF, AND THE COMPANY AND THE GUARANTORS EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO EACH HOLDER'S ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH THE COMPANY AND THE GUARANTORS. COMPANY AND THE GUARANTORS EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 15.  Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of Company, the Guarantors, the Holders and the Trustee and their respective successors and assigns; provided, that neither Company nor any Guarantor shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of each Holder party hereto in its sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed.

                      [Signature pages follow]

IN WITNESS WHEREOF, as of the Effective Date, the duly authorized representatives of the parties have caused this Agreement to be executed and acknowledge that they have read and understood this Agreement.

MOVIE GALLERY, INC.

By:
Name:
Title:


SOPRIS CAPITAL ADVISORS LLC, as a Holder

By:
Authorized Signatory
Represents 53.93% in principal amount of Notes.


                   RATIFICATION OF OBLIGATIONS

Each of the undersigned Guarantors hereby acknowledges, agrees and consents to the foregoing Agreement and the Forbearance and agrees that the guaranty under the Indenture remains in full force and effect, and the Guarantors confirm and ratify all of their obligations under the Indenture.

MOVIE GALLERY US, INC.

By:  ___________________________
Name:
Title:


M.G. DIGITAL, LLC
By:  Movie Gallery US, LLC, its Manager and Sole Member
By:  Movie Gallery, Inc., its Manager and Sole Member

By:  ___________________________
Name:
Title:


M.G.A REALTY I, LLC
By:  Movie Gallery US, LLC, its Manager and Sole Member
By:  Movie Gallery, Inc., its Manager and Sole Member

By:  ___________________________
Name:
Title:


HOLLYWOOD ENTERTAINMENT CORPORATION

By:  ___________________________
Name:
Title:


MG AUTOMATION LLC

By:  Hollywood Entertainment Corporation, its Manager and Sole Member

By:  ___________________________
Name:
Title: